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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                October 28, 2002


                    COMMONWEALTH TELEPHONE ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
      Pennsylvania                  0-11053                         23-2093008
(State of incorporation)     (Commission File Number)     (I.R.S. Employer or organization
                                                                 Identification No.)
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                                  100 CTE Drive
                              Dallas, PA 18612-9774
    (Address, including zip code of Registrant's principal executive offices)


       Registrant's telephone number, including area code: (570) 631-2700


Item 5.  October 28, 2002 8-K filing

     Stuart Graham, a member of Commonwealth Telephone Enterprises, Inc.(CTE) Board of Directors since 1990, was appointed President and Chief Executive Officer of Skanska AB on September 12, 2002. Mr. Graham has already moved to Stockholm and has assumed his duties.

     Under the terms of his employment agreement, Mr. Graham must resign from the Board of any public company. In order to comply with these terms, Mr. Graham will officially resign from CTE's Board of Directors and Audit Committee at the Board meeting, scheduled for December 3, 2002.


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                      Commonwealth Telephone Enterprises, Inc.


October 28, 2002                      By:   /s/ Kenneth E. Lee
                                      -----------------------------------------
                                      Kenneth E. Lee
                                      Vice President, General Counsel and
                                             Corporate Secretary